Filed under Rule 497(e)

Registration No. 811-3738

VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2012

Government Securities Fund

(the “Fund”)

Effective immediately, J.P. Morgan Investment Management Inc. assumes management of 100% of the Fund and in the Fund Summary under the heading Investment Adviser, the portfolio manager disclosure for SunAmerica Asset Management Corp. (“SAAMCo”), is deleted in its entirety.

In the Management section under Investment Sub-Advisers with respect to SAAMCo, all reference to the Fund is deleted in its entirety.

Dated: August 5, 2013

VALIC COMPANY I

Supplement to the Statement of Additional Information dated October 1, 2012 as amended December 19, 2012

Government Securities Fund. Effective immediately, under the heading PORTFOLIO MANAGERS, under the section Other Accounts with regard to SunAmerica Asset Management Corp., all reference to Michael Cheah is deleted in its entirety.

Dated: August 5, 2013